UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    August 9, 2005 (August 9, 2005) Date of
                   report (Date of earliest event reported)

                          THE POTOMAC EDISON COMPANY
              (Exact name of registrant as specified in charter)

       Maryland and Virginia              1-3367-2              13-5323955
    (State or Other Jurisdiction      (Commission File         (IRS Employer
         of Incorporation)                 Number)          Identification No.)

                 800 Cabin Hill Drive
               Greensburg, Pennsylvania                       15601-1689
      (Address of principal executive of offices)             (Zip code)

      Registrant's telephone number, including area code: (724) 837-3000

                                      N/A
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 9, 2005, The Potomac Edison Company announced that it has priced its offer of $145 million aggregate principal amount of first mortgage bonds due 2015 ("Bonds"). The Bonds will bear interest at 5-1/8% per annum and mature on August 15, 2015. This proposed offering is described in the press release attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1    Press Release dated August 9, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        THE POTOMAC EDISON COMPANY


Dated:  August 9, 2005                  By: /s/ Jeffrey D. Serkes
                                            ---------------------
                                            Name:   Jeffrey D. Serkes
                                            Title:  Vice President

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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release dated August 9, 2005.